EXHIBIT 99.2

Griffin-American Healthcare REIT IV, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements
As of September 30, 2017, For the Nine Months Ended September 30, 2017
and For the Year Ended December 31, 2016

The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and our Annual Report on Form 10-K for the year ended December 31, 2016. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 is presented as if we acquired Central Florida Senior Housing Portfolio on September 30, 2017. Central Florida Senior Housing Portfolio was acquired using borrowings under our line of credit and proceeds, net of offering costs, received from our initial public offering, or our offering, through the acquisition date. However, the pro forma adjustments assume that the proceeds from borrowings under our line of credit and the offering proceeds, at a price of $10.00 per Class T share, net of offering costs, were raised as of September 30, 2017.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016 are presented as if we acquired Reno Medical Office Building, or Reno MOB, and Central Florida Senior Housing Portfolio, or collectively, the Properties, on January 1, 2016. The Properties were acquired using borrowings under our line of credit and proceeds, net of offering costs, received from our offering through the acquisition date. However, since we did not obtain our line of credit until August 2016, the pro forma adjustments assume that the acquisitions and all related acquisition costs of the Properties were funded from our offering proceeds, at a price of $10.00 per Class T share, net of offering costs, and assuming such proceeds were raised as of January 1, 2016.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed consolidated financial statements are described in the accompanying notes, which should be read together with the pro forma condensed consolidated financial statements.

GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2017

	Company Historical (A)	Acquisition of Central Florida Senior Housing Portfolio		Company Pro Forma
ASSETS
Real estate investments, net	$318,942,000	$102,933,000	(B)	$421,875,000
Cash and cash equivalents	4,397,000	—		4,397,000
Accounts and other receivables, net	1,359,000	—		1,359,000
Restricted cash	16,000	—		16,000
Real estate deposits	5,021,000	(5,000,000)	(B)	21,000
Identified intangible assets, net	37,635,000	10,225,000	(B)	47,860,000
Other assets, net	4,142,000	(422,000)	(B)	3,720,000
Total assets	$371,512,000	$107,736,000		$479,248,000

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable, net	$11,639,000	$—		$11,639,000
Line of Credit	26,000,000	74,000,000	(B)	100,000,000
Accounts payable and accrued liabilities	17,053,000	5,315,000	(B), (D)	22,368,000
Accounts payable due to affiliates	8,065,000	3,510,000	(D)	11,575,000
Identified intangible liabilities, net	1,822,000	—		1,822,000
Security deposits, prepaid rent and other liabilities	786,000	184,000	(B)	970,000
Total liabilities	65,365,000	83,009,000		148,374,000

Commitments and contingencies

Redeemable noncontrolling interest	2,000	1,000,000	(C)	1,002,000

Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—		—
Class T common stock, $0.01 par value; 900,000,000 shares authorized; 34,346,388 shares issued and outstanding as of September 30, 2017	343,000	316,000	(D)	659,000
Class I common stock, $0.01 par value; 100,000,000 shares authorized; 1,884,007 shares issued and outstanding as of September 30, 2017	19,000	—		19,000
Additional paid-in capital	322,549,000	23,411,000	(D)	345,960,000
Accumulated deficit	(16,766,000)	—		(16,766,000)
Total stockholders’ equity	306,145,000	23,727,000		329,872,000
Total liabilities, redeemable noncontrolling interest and stockholders’ equity	$371,512,000	$107,736,000		$479,248,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2017

	Company Historical (E)	Reno MOB (F)	Central Florida Senior Housing Portfolio Historical (G)	Pro Forma Adjustments		Company Pro Forma
Revenues:
Real estate revenue	$18,738,000	$1,154,000	$—	$—		$19,892,000
Resident fees and services	—	—	25,693,000	—		25,693,000
Total revenues	18,738,000	1,154,000	25,693,000	—		45,585,000
Expenses:
Rental expenses	4,893,000	247,000	—	—		5,140,000
Property operating expenses	—	—	20,837,000	(908,000)	(H)	19,929,000
General and administrative	2,996,000	117,000	—	908,000	(I)	4,021,000
Acquisition related expenses	334,000	—	—	—		334,000
Depreciation and amortization	7,619,000	485,000	3,820,000	(1,135,000)	(J)	10,789,000
Total expenses	15,842,000	849,000	24,657,000	(1,135,000)		40,213,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt premium)	(1,607,000)	—	(2,446,000)	2,446,000	(K)	(1,607,000)
Other expense	—	—	(386,000)	386,000	(L)	—
Interest income	1,000	—	—	—		1,000
Net income (loss)	1,290,000	305,000	(1,796,000)	3,967,000		3,766,000
Less: net income attributable to redeemable noncontrolling interest	—	—	—	(45,000)	(M)	(45,000)
Net income (loss) attributable to controlling interest	$1,290,000	$305,000	$(1,796,000)	$3,922,000		$3,721,000
Net income per Class T and Class I common share attributable to controlling interest – basic and diluted	$0.05					$0.09
Weighted average number of Class T and Class I common shares outstanding – basic and diluted	23,827,175					42,190,084	(N)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Company Historical (E)	Reno MOB (F)	Central Florida Senior Housing Portfolio Historical (G)	Pro Forma Adjustments		Company Pro Forma
Revenues:
Real estate revenue	$3,156,000	$5,947,000	$—	$—		$9,103,000
Resident fees and services	—	—	34,370,000	—		34,370,000
Total revenues	3,156,000	5,947,000	34,370,000	—		43,473,000
Expenses:
Rental expenses	898,000	1,274,000	—	—		2,172,000
Property operating expenses	—	—	27,034,000	(928,000)	(H)	26,106,000
General and administrative	1,221,000	602,000	—	1,216,000	(I)	3,039,000
Acquisition related expenses	4,745,000	—	—	—		4,745,000
Depreciation and amortization	1,252,000	2,514,000	4,863,000	8,571,000	(J)	17,200,000
Total expenses	8,116,000	4,390,000	31,897,000	8,859,000		53,262,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt premium)	(514,000)	—	(3,153,000)	3,153,000	(K)	(514,000)
Net (loss) income	(5,474,000)	1,557,000	(680,000)	(5,706,000)		(10,303,000)
Less: net loss attributable to redeemable noncontrolling interest	—	—	—	132,000	(M)	132,000
Net (loss) income attributable to controlling interest	$(5,474,000)	$1,557,000	$(680,000)	$(5,574,000)		$(10,171,000)
Net loss per Class T and Class I common share attributable to controlling interest – basic and diluted	$(1.75)					$(0.47)
Weighted average number of Class T and Class I common shares outstanding – basic and diluted	3,131,466					21,494,375	(N)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Griffin-American Healthcare REIT IV, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2017

(A)	As reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

(B)
Amounts represent the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of Central Florida Senior Housing Portfolio. The purchase price, plus direct acquisition related expenses and base acquisition fee, was financed using borrowings under our line of credit and proceeds, net of offering proceeds, received from our offering. We allocated the purchase price and direct acquisition related expenses to the fair value of the assets acquired and liabilities assumed as follows: $12,778,000 to land, $85,702,000 to buildings and improvements, $4,453,000 to furniture, fixtures and equipment and $10,225,000 to in-place leases.

(C)	Amount represents the contribution from our joint venture partner to acquire Central Florida Senior Housing Portfolio.

(D)
Amount represents the additional equity required from our offering, net of offering costs, to fund the purchase of Central Florida Senior Housing Portfolio as of September 30, 2017. The calculation assumes these proceeds were raised as of September 30, 2017 at $10.00 per share using our Class T shares only. Amount also includes the stockholder servicing fee and contingent advisor payment incurred related to the pro forma equity required to fund the purchase of Central Florida Senior Housing Portfolio as of September 30, 2017.

2.	Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations For the Nine Months Ended September 30, 2017 and For the Year Ended December 31, 2016

(E)	As reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 or our Annual Report on Form 10-K for the year ended December 31, 2016, as applicable.

(F)
Amount represents the previously reported estimated operations, including pro forma adjustments, based on historical operations of Reno MOB. For additional information on the acquisition of Reno MOB, please refer to Form 8-K/A filed on May 8, 2017. For the nine months ended September 30, 2017, the previously reported amounts, including pro forma adjustments, are prorated for the period in which we did not own Reno MOB in 2017.

(G)	As reported in the historical financial statements of Central Florida Senior Housing Portfolio included in this filing.

(H)
For the nine months ended September 30, 2017 and for the year ended December 31, 2016, amount represents: i) a reclass of bad debt expense to general and administrative expenses of $243,000 and $367,000, respectively, ii) an increase in property tax expense of $119,000 and a decrease in property tax expense of $42,000, respectively, iii) a decrease in insurance of $417,000 and $322,000, respectively, and iv) a management fee decrease of $367,000 and $197,000, respectively. Pursuant to the management services agreement entered into in connection with the transaction, the manager is paid a percentage of monthly collected revenues as a management fee of 5.0%. In addition, pursuant to our advisory agreement, our advisor is paid a monthly fee for services rendered in connection with property management oversight equal to 1.5% of gross monthly cash receipts, adjusted for our ownership percentage. As such, we assumed that such agreements replaced the previous management agreement and that the year ended December 31, 2016 was the first annual term of those agreements.

(I)
For the nine months ended September 30, 2017 and for the year ended December 31, 2016, amount represents: i) a reclass of bad debt expense from property operating expenses of $243,000 and $367,000, respectively, and ii) incremental asset management fees of $665,000 and $849,000, respectively, which was adjusted for our ownership percentage. Pursuant to our advisory agreement, our advisor is paid a monthly fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.8% of average invested assets.

(J)
Amount represents depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 5.0 to 10.0 years, 7.0 years, and 0.8 to 1.3 years for buildings, improvements, furniture, fixtures and equipment and in-place leases, respectively.

(K)	Amount represents elimination of debt that was extinguished as a result of the transaction.

(L)	Amount represents elimination of other expenses that are non-recurring.

(M)
Amount represents the allocation of earnings or losses to the noncontrolling interest, which relates to the approximate 2% redeemable noncontrolling interest of Central Florida Senior Housing Portfolio, held by our joint venture partner.

(N)
Amount represents the weighted average number of shares of our common stock from our offering as of September 30, 2017 or December 31, 2016, as applicable, adjusted to include additional shares of Class T and Class I shares required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of Reno MOB and Central Florida Senior Housing Portfolio. The calculation assumes these proceeds were raised as of January 1, 2016 through the sale of Class T shares at $10.00 per share only as the offering of Class I shares was not effective until June 17, 2016.